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                                                                   Exhibit 10.74

                              AMENDED AND RESTATED
                      TRADEMARK, TRADENAME AND SERVICE MARK
                            COLLATERAL ASSIGNMENT AND
                               SECURITY AGREEMENT


      THIS AMENDED AND RESTATED TRADEMARK, TRADENAME AND SERVICE MARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (the "Agreement") is made and entered into as of this 22nd day of November, 1998 by and between MEDICIS PHARMACEUTICAL CORPORATION, a Delaware corporation ("Assignor"), and NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association ("Lender").

                                    RECITALS:

      A. Assignor and Lender, as successor-in-interest to Norwest Business Credit, Inc. ("NBCI"), are parties to that certain Trademark, Tradename and Service Mark Collateral Assignment and Security Agreement dated August 3, 1995, as amended (the "Original Collateral Assignment");

      B. In connection with Assignor's prior securities offering, Lender agreed to amend and restate the Collateral Assignment for the purpose of, among other things, confirming that the Collateral was assigned by Assignor to Lender as security rather than as an absolute assignment;

      C. The Revolving Loan and the Term Credit Facility expired unused on the Termination Date and Lender has no further obligation to advance any sums under the Revolving Loan or the Term Credit Facility;

      D. Assignor has requested that Lender increase the Acquisitions Credit Facility to $25,000,000 and extend the term of the Credit and Security Agreement dated August 3, 1995, as amended (as it may be amended, modified, restated, extended and/or renewed from time to time, the "Loan Agreement") and the Acquisitions Credit Facility for an additional two (2) years and make certain modifications and amendments to the terms of the Loan Agreement and other Loan Documents, and Lender is willing to do so on certain terms and conditions, including, without limitation, Assignor's reaffirmation in the form of this Agreement of Assignor's grant of a security interest to Lender in certain trademark, tradename and service mark rights upon the terms and subject to the conditions of this Agreement;

      NOW, THEREFORE, in consideration of premises, the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Original Collateral Assignment is hereby amended and restated in its entirety and Assignor hereby agrees with Lender as follows:

      1. Definitions. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings given to such terms in the Loan Agreement.

      2. Grant. For value received, Assignor hereby grants, assigns and conveys to Lender, not as an ownership interest, but as security for the Obligations (hereinafter defined), (a)
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all of Assignor's trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature used in connection with or related to Assignor's business (all of the foregoing items in this clause
(a), as the same may be amended pursuant hereto from time to time, being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof, and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any state thereof or any foreign country, including, without limitation, those Trademarks referred to in Schedule A attached hereto and incorporated herein by this reference; (b) all of Assignor's right, title and interest in Trademark licenses relating to the Trademarks (whether as licensee or licensor), including each Trademark license referred to in Schedule A attached hereto and incorporated herein by this reference; (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b) of this Section 2; (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b) of this Section 2; and (e) all proceeds of, and rights associated with, the foregoing, including any claim by Assignor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Schedule A, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license. All of the foregoing property, interests and rights are hereinafter collectively referred to as the "Trademark Collateral". Assignor agrees not to sell or assign its interest in, or grant any license of, the Trademark Collateral without the prior written consent of Lender, which may be withheld in Lender's sole and absolute discretion.

      3. Obligations Secured. The foregoing collateral assignment and grant of security interest is made for the purpose of securing (in such order of priority as Lender may elect) the following (the "Obligations"):

            (a) The payment of indebtedness in the total principal amount of up to $25,000,000, with interest thereon, evidenced by the Loan Agreement and Acquisitions Revolving Note;

            (b) Payment of all sums advanced by Lender to protect the Trademark Collateral pursuant to the Loan Agreement and/or this Agreement, with interest thereon at a rate equal to the Default Rate (which rate of interest is hereinafter referred to as the "Agreed Rate");

            (c) Payment of all fees and late charges now or hereafter due pursuant to the Loan Documents and other sums, with interest thereon, that may hereafter be loaned to Assignor, or its successors or assigns, by Lender, or its successors and assigns, when evidenced by a promissory note or notes reciting that they are secured by this Agreement;

            (d) Performance of every obligation of Assignor contained in the Loan Documents;


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            (e) Performance of every obligation, covenant and agreement of
Assignor contained in any agreement, document or instrument now or hereafter executed by Assignor reciting that the obligations thereunder are secured by this Agreement or the Loan Documents; and

            (f) For the benefit of Lender, compliance with and performance of each and every provision of any other agreement, document, instrument, law, rule or regulation by which the Trademark Collateral is bound or may be affected.

      4. Representations and Warranties. Assignor represents, warrants, covenants and agrees that:

            (a) The Trademarks referred to on Schedule A hereto are existing and have not been adjudged invalid or unenforceable, in whole or in part;

            (b) Except as provided in this Agreement and the other Loan Documents, Assignor is the exclusive owner of the entire and unencumbered right, title and interest in and to the Trademark Collateral except those items of Trademark Collateral in respect of which Assignor is licensor, and to the best knowledge of Assignor, except as set forth on Schedule A, no claim has been made that the use of any Trademark Collateral does or may violate the asserted rights of any third party;

            (c) To the best knowledge of Assignor, Assignor owns directly or is entitled to use, by license or otherwise, all Trademark Collateral and rights with respect thereto used in, necessary for, or of importance to the conduct of Assignor's business; and

            (d) Assignor has the unqualified right to enter into this Agreement and perform its terms.

      5. Notification of Lender. Assignor shall immediately notify Lender in writing of any change in the legal, trade or fictitious business names used by Assignor and shall, upon Lender's request, execute any additional financing statements and other assignments, agreements and certificates necessary, in Lender's opinion, to reflect the change in trade names or fictitious business names.

      6. Use of Trademark Collateral. Assignor shall have the duty, through counsel experienced in trademark matters and reasonably acceptable to Lender, to prosecute diligently any Trademark applications of the Trademarks pending as of the date of this Agreement or thereafter until the Assignor's obligations to Lender shall have been paid in full, to file and prosecute opposition and cancellation proceedings and to do any and all acts which are necessary or desirable to preserve and maintain all rights in the Trademarks, except those items of Trademark Collateral which are not necessary for or used in the operation of the Assignor's business. Any expenses incurred in connection with the Trademarks shall be borne by Assignor. Assignor shall not abandon any Trademark without the consent of the Lender, which consent shall not be unreasonably withheld.


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      7. Abandonment. Assignor shall notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any item of the Trademark Collateral listed on Schedule A hereto may be suspended, cancelled, or dedicated to the public or placed in the public domain, or of any material adverse final determination or development (including any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office, or any foreign counterpart thereof or any court) regarding Assignor's ownership of any of the Trademark Collateral, its right to register the same, or to keep and maintain and enforce the same.

      8. Applications. Assignor shall provide Lender with notice of the adoption of any new Trademarks necessary for or related to the operation of Assignor's business, and upon request of Lender, Assignor shall execute and deliver any and all agreements, instruments, documents and papers as Lender may reasonably request to evidence Lender's security interest in such Trademark Collateral and the goodwill and general intangibles of Assignor relating thereto or represented thereby. Assignor shall take all reasonable steps, including in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application with respect to the Trademark Collateral listed on Schedule A hereto (and any other Trademark Collateral with respect to which Assignor is obligated to give the notice described in Section 7 above). Assignor shall appear in and contest any action or proceeding purporting to affect this Agreement or the rights or powers of Lender, and shall pay all costs and expenses (including, without limitation, costs of litigation and attorneys' fees) in any such action or proceeding in which Lender may appear.

      9. Inspections. Assignor hereby grants to Lender and its employees and agents the right to visit Assignor's facilities which relate to any of the Trademark Collateral, and to inspect the facilities upon prior written notice at reasonable times during regular business hours.

      10. Trademark Enforcement. If no Event of Default shall have occurred and be continuing, Assignor shall have the right, and if an Event of Default shall have occurred and be continuing, Assignor shall have the right, with the prior written consent of Lender, which will not be unreasonably withheld, to bring any opposition proceedings, cancellation proceedings or lawsuit in its own name to enforce or protect the Trademarks, in which event Lender may, if necessary, be joined as a nominal party to such suit if Lender shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. Assignor shall promptly, upon demand, reimburse and indemnify Lender for all damages, costs and expenses, including attorneys' fees, incurred by Lender in the fulfillment of the provisions of this Section.

      11. Other Agreements. Assignor agrees that, until all of the Obligations shall have been satisfied in full, it will not enter into any agreement which is inconsistent with Assignor's obligations or Lender's rights under this Agreement, without Lender's prior written consent in Lender's sole and absolute discretion. Assignor shall not amend or modify in any material respect any of the license agreements listed on Schedule A hereto without the consent of Lender in Lender's sole and absolute discretion.


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      12. Events of Default. If any Event of Default shall have occurred and be continuing and applicable contractual cure and grace periods shall have expired, Lender shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademark Collateral may be located and, without limiting the generality of the foregoing, the Lender may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to Assignor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in Phoenix, Arizona, or elsewhere, all or from time to time any of the Trademark Collateral, or any interest which the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Trademark Collateral all expenses (including all reasonable expenses for brokers' fees and legal services), shall apply the balance of proceeds as provided with respect to other personal property securing the Loan. Notice of any sale or other disposition of the Trademark Collateral shall be given to Assignor at least thirty (30) days before the time of any intended public or private sale or other disposition of the Trademark Collateral is to be made, which Assignor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, any holder of the Note or Lender may, to the extent permissible under applicable law, purchase the whole or any part of the Trademark Collateral sold, free from any right of redemption on the part of Assignor, which right is hereby waived and released.

      13. Fees and Costs. Any and all fees, costs and expenses, of whatever kind or nature, including, without limitation, (i) attorneys' fees and expenses incurred by Lender in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, (ii) the payment or discharge of any taxes, maintenance fees, encumbrances and (iii) those incurred in or otherwise protecting, maintaining or preserving the Trademark Collateral after Assignor shall have failed to do so in accordance with the terms of this Agreement and/or the Loan Documents, or in defending or prosecuting any actions or proceedings arising out of or related to the Trademark Collateral, shall be borne and paid by Assignor on demand by Lender and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the Agreed Rate.

      14. Power of Attorney. Assignor hereby makes, constitutes and appoints Lender or any officer or agent of Lender as Lender may select as Assignor's true and lawful attorney-in-fact, with the power to endorse Assignor's name on all applications, documents, papers and instruments necessary to Lender to use the Trademark Collateral, or to grant or issue any exclusive or non-exclusive license under the Trademark Collateral to anyone else, or necessary for Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Trademark Collateral to anyone else. Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement and may be exercised by Lender only at any time after the occurrence and during the continuance of an Event of Default.

      15. Indemnification. Assignor shall and does hereby agree to indemnify, defend and hold Lender harmless for, from and against any and all liability, loss or damage which it may or


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might incur under or by reason of the Trademark Collateral or under or by reason of this Agreement and for, from and against any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligation or undertaking in its part to perform or discharge any of the terms, covenants or agreements under or by reason of the Trademark Collateral or under or by reason of this Agreement; provided, however, that the foregoing agreement to indemnify, defend and hold harmless shall not apply to the extent that such claims and demands arise from the gross negligence or intentional misconduct of Lender. Except as provided in the immediately preceding sentence, should Lender incur any such liability, loss or damage, or in the defense of any such claim or demand, the amount thereof, including costs, expenses and reasonable attorneys' fees, together with interest thereon at the Agreed Rate, shall be secured hereby and by the other Loan Documents, and Assignor shall reimburse Lender therefor (together with such interest) immediately upon demand. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Lender believes is covered by this indemnity, Lender shall give Assignor notice of the matter and the opportunity to defend it, at Assignor's sole cost and expense, with legal counsel satisfactory to Lender. Lender may require Assignor to defend the matter. If Assignor promptly undertakes its responsibility to defend the matter, Assignor shall, at reasonable intervals, keep Lender apprised of the status of the matter and Assignor's actions pertaining thereto. In addition, even if Assignor accepts and undertakes its responsibility to defend the matter, Lender may, at its sole cost and expense, retain separate legal counsel to advise
Lender with respect to the matter. Assignor or its counsel shall cooperate with such separate counsel of Lender. If Assignor does not promptly accept and undertake its responsibility to so defend the matter, Lender may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment, Assignor shall upon demand pay Lender all reasonable attorneys' fees and expenses incurred by Lender, whether or not an action is actually commenced.

      16. Release. Upon payment in full and performance of all Obligations secured hereby and termination of all obligations of Lender to make loans and advances and otherwise extend credit to Assignor (other than by reason of the exercise by Lender of its rights and remedies), this Agreement shall become and be void and of no effect, but the affidavit of any officer of Lender showing that any such conditions to release have not been satisfied shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of this Agreement, and any person may and is hereby authorized to rely thereon. Upon such termination, all the estate, right, title, interest, claim and demand of Lender in and to the Trademark Collateral shall revert to Assignor, and Lender shall, at the request of Assignor and at the sole cost and expense of Assignor, deliver to Assignor one or more instruments canceling the Assignment and reassigning the Agreement to Assignor.

      17. Notices. All notices, requests, demands and consents to be made hereunder to the parties hereto shall be in writing and shall be delivered by hand or sent by certified mail, postage prepaid, return receipt requested, through the United States Postal Service to the addresses set forth in the Loan Agreement or such other address which the parties may provide to one another in accordance with the Loan Agreement. Such notices, requests, demands and consents, if sent by mail shall be deemed given when delivered.


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      18. No Prior Assignments. Assignor hereby represents and warrants to
Lender that no previous assignment of its interest in the Trademark Collateral has been made (except for the Original Collateral Assignment and such as have been terminated or reassigned to Assignor) and, except for transfers to Lender, Assignor agrees not to assign, sell, pledge, transfer, or otherwise encumber its interest in the Trademark Collateral so long as this Agreement is in effect.

      19. No Release. This Agreement shall not effect the release of any other collateral now or hereafter held by Lender as security for the Obligations, nor shall the taking of additional security for the Obligations hereafter effect a release or termination of this Agreement or any terms or provisions hereof.

      20. Further Assurances. Assignor, upon request of Lender, shall execute and deliver such further documents, as may be reasonably necessary to carry out the intent of this Agreement and to perfect and preserve the rights and interests of Lender hereunder and the priority thereof.

      21. No Waiver. No failure or delay on the part of Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies hereunder are cumulative and may be exercised by Lender either independently of or concurrently with any other right, power or remedy contained herein or in any document or instrument executed in connection with the Obligations.

      22. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.

      23. Cumulative Rights. All of Lender's rights and remedies with respect to the Trademark Collateral, whether established hereby or by the Loan Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

      24. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

      25. Successors and Assigns. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

      26. Authority of Assignor and Signatories. Assignor hereby represents and warrants to Lender that all necessary consents and approvals have been obtained and that this Agreement has been duly authorized by all necessary action and that it constitutes and will constitute a valid and binding obligation of Assignor. Assignor hereby represents and warrants that the signatory


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executing this Agreement on behalf of the Assignor has been duly authorized by
Assignor to execute this Agreement on behalf of Assignor as an officer of Assignor.

      27. Number and Gender. In this Agreement, the singular shall include the plural and the masculine shall include the feminine and neuter gender, and vice versa, if the context so requires.

      28. Counterparts. This Agreement may be executed and acknowledged in counterparts, all of which executed and acknowledged counterparts shall together constitute a single document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Agreement to form physically one document, which may be recorded.

      29. Integration. The Loan Documents contain the complete understanding and agreement of Assignor and Lender and supersede all prior representations, warranties, agreements, arrangements, understandings and negotiations.

      30. Survival. Subject to the applicable provisions of the Loan Agreement, the representations, warranties and covenants of Assignor in the Loan Documents shall survive the execution and delivery of the Loan Documents and the making of the Loan described therein.

      31. Filing/Recordation. This Agreement may be filed/recorded in such public offices and with such governmental authorities as Lender may determine from time to time. Lender may so file/record this Agreement as a "security interest", "collateral assignment", "assignment" or similar designation as Lender may determine (so long as such designation is consistent with the terms of this Agreement) and Lender may from time to time rerecord/refile or take other action to change the designation under which this Agreement is recorded (so long as such designation is consistent with the terms of this Agreement).

      32. Affirmation of Security Interest. This Agreement amends, restates and supersedes (except as provided herein) the Original Collateral Assignment. Notwithstanding the amendment and restatement of the Original Collateral Assignment, Assignor acknowledges that consideration has been given by Lender for this Agreement and nothing contained herein is intended to impair, limit or otherwise affect Lender's continuing first lien priority security interest in the Trademark Collateral.

      IN WITNESS WHEREOF, this Agreement is made as of the date first above written.


                                         MEDICIS PHARMACEUTICAL CORPORATION,
                                         a Delaware corporation

                                         By: /s/ Mark A. Prygocki, Sr.
                                             ----------------------------------
                                         Name:  Mark A. Prygocki, Sr.
                                                -------------------------------
                                         Title: Chief Financial Officer
                                                -------------------------------


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                                         NORWEST BANK ARIZONA, NATIONAL
                                         ASSOCIATION, a national banking
                                         association

                                         By: /s/ Tim Billings
                                             ----------------------------------
                                         Name:  Tim Billings
                                                -------------------------------
                                         Title: Vice President
                                                -------------------------------


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                                   SCHEDULE A

                          LIST OF TRADEMARK COLLATERAL